Exhibit 10.05

2011 ELECTIVE DEFERRAL AGREEMENT
Valero Energy Corporation
Deferred Compensation Plan

Pursuant to the Valero Energy Corporation Deferred Compensation Plan (the “Plan”):

☐    I elect not to participate in the Plan during 2011.

☐    I hereby elect to defer a portion of my compensation for the period commencing January 1, 2011 and ending December 31, 2011 (the “Plan Year”) as follows:

Salary (elect either 1 or 2)

1.    ________% (in even 1% increments not to exceed 30%) of the regular salary to which I may become entitled during the Plan Year;

2.    $_________ per pay period of the regular salary to which I may become entitled with respect to (check either (a) or (b) below):

(a)    ________ all pay periods during the Plan Year
(b)    ________ the following pay periods (specify):
____________________________________________
____________________________________________

Bonus (elect either 3 or 4 for bonus earned in 2011 and possibly payable in 2012)

3.    ________% (in even 1% increments not to exceed 50%) of any cash bonuses to which I may become entitled;

4.    $_________ of any cash bonuses to which I may become entitled.

NOTE: In order to be effective, this form must be completed, signed, and returned to Financial Benefits (San Antonio/Mailstation E1L) on or before December 3, 2010. If your form is not timely submitted, you will not be eligible to participate in the Plan for the 2011 Plan Year.

The Company has taken measures to design the Plan in a manner that conforms to current tax law. However, it is possible that new legislation could affect your deferral elections. Your 2011 Plan Year deferral elections are irrevocable and are governed by the terms and conditions of the Plan as well as any modifications made to the Plan in order to conform to legal requirements.

ACKNOWLEDGED AND AGREED:
I hereby authorize the above amounts to be deducted and deferred through payroll deduction/reduction by the Company.

Participant's Signature	Date

«First_name» «Last_name»	«Emplid»
Participant's Name	Participant's Employee ID Number